ELLINGTON INCOME OPPORTUNITIES FUND

Supplement dated June 25, 2026
to the Prospectus and Statement of Additional Information dated April 30, 2026

After careful consideration, the Board of Trustees of Ellington Income Opportunities Fund (the “Fund”) has concluded that it is in the best interests of the Fund and its shareholders that the Fund liquidate.

Effective immediately:

(1)	The Fund will not accept any request to purchase shares.

(2)	The Fund will not pursue its stated investment objective.

(3)	The Fund’s Expense Limitation Agreement with the investment adviser is terminated.

In the near term, the Fund will begin liquidating its portfolio and will invest in cash equivalents until all assets have been distributed to shareholders.  Because the Fund’s portfolio includes illiquid securities that are not listed on an exchange, or traded in an active secondary market, a complete liquidation of the portfolio may take several months.

SHAREHOLDERS DO NOT NEED TO TAKE ANY ACTION AT THIS TIME

Mechanics of Liquidation

The Board of Trustees has adopted a plan of liquidation (the “Plan”).  Under the Plan, the Fund will pay ongoing operating expenses and discharge its liabilities while the investment adviser and sub-adviser seek to convert the Fund’s portfolio to cash by submitting redemption requests to the underlying funds held in the Fund’s portfolio and/or by seeking out secondary market transactions.  Distributions may consist of dividends, capital gains, or a return of capital.

During the liquidation process the Fund will continue to:

i.	strike a daily net asset value per share (NAV);
ii.	distribute all required shareholder reports with full portfolio transparency;
iii.	report periodically on the progress of the liquidation to shareholders;
iv.	maintain a Fund website;
v.	maintain an investor services email address; and
vi.	maintain a toll-free number for shareholder communications.

U.S. Federal Income Tax Matters

For U.S. federal income tax purposes, the liquidation will be a taxable event, causing the shareholders of the Fund that are subject to U.S. federal income tax to recognize any gain or loss in their Fund shares. The liquidating distributions will generally be treated for U.S. federal income tax purposes as payments in exchange for the shareholder’s shares (except for any portion of a liquidating distribution that is treated as a dividend for U.S. federal income tax purposes).  A shareholder subject to U.S. federal income tax generally will recognize capital gain or loss equal to the difference between (i) the amount of the distributions that is treated as payment in exchange for the shareholder’s shares, including the fair market value of any assets distributed in kind, and (ii) his or her basis in such shares. A shareholder should consult with his/her tax advisor to discuss the Fund’s liquidation and the potential tax consequences to the shareholder.

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Please retain this supplement for your reference.